Events After the Reporting Period	12 Months Ended
Dec. 31, 2021
Events After Reporting Period [Abstract]
Events After the Reporting Period

19. Events after the reporting period

On March 2, 2022, it was announced the Company’s Phase 3 clinical trial of Acelarin for patients with advanced biliary tract cancer was being discontinued following a pre-planned futility analysis by the trial’s IDMC. As disclosed in Note 8, as a result of this announcement an impairment of intangible assets of £2.8 million has been recognized as at December 31, 2021. The announcement is an adjusting event, as the data that supported the recommendation of the IDMC to discontinue the clinical trial existed at December 31, 2021, although this data had not been compiled, analyzed or communicated to the IDMC at that time.